UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  October 27, 1998



               CENTURY TELEPHONE ENTERPRISES, INC.

     (Exact name of registrant as specified in its charter)


   Louisiana                   1-7784                     72-0651161

(State or other           (Commission File              (IRS Employer
jurisdiction of                Number)                Identification No.)
incorporation)


     100 Century Park Drive, Monroe, Louisiana             71203

     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (318) 388-9000



Item 5.  Other Events

   The following press release was issued by Century Telephone
Enterprises, Inc. on October 27, 1998:

FOR IMMEDIATE RELEASE                   FOR MORE INFORMATION CONTACT:
October 27, 1998                        Jeffrey S. Glover (318) 388-9648
                                        jeff.glover@centurytel.com


            Excellent Growth in CenturyTel's Core Businesses Drives
            -------------------------------------------------------
                32 Percent Increase in Third Quarter Net Income
                -----------------------------------------------

Monroe, LA. . . CenturyTel  (Century Telephone  Enterprises,  Inc., NYSE Symbol:
CTL) announces operating results for third quarter 1998.

  Revenues jumped 84.1% to $401.9 million.

  Net income climbed 32.0% to $54.7 million.

  Diluted earnings per share rose 31.1% to $.59.

  Earnings before interest, taxes, depreciation and amortization advanced 88.9% to $216.5 million.

                            Third Quarter Highlights
            (Dollars, except per share data, and shares in thousands)
-------------------------------------------------------------------------------
                                     Quarter Ended     Quarter Ended
                                        9/30/98           9/30/97      % Change
-------------------------------------------------------------------------------

  Revenues                            $  401,949        $  218,351        84.1%
  EBITDA (1)                          $  216,496        $  114,617        88.9%
  Net Income                          $   54,678        $   41,433        32.0%
  Diluted Earnings Per Share          $      .59        $      .45        31.1%
  Average Diluted Shares
   Outstanding                            93,548            91,710         2.0%

  Telephone Revenues                  $  275,397        $  121,934       125.9%
  Wireless Revenues                   $  106,662        $   80,163        33.1%
  Other Operations Revenues           $   19,890        $   16,254        22.4%
-------------------------------------------------------------------------------

  Telephone Access Lines               1,251,735           530,936       135.8%
  Cellular Units in
   Majority-Owned Markets                591,598           429,599        37.7%
-------------------------------------------------------------------------------
  (1)   Earnings before interest, taxes, depreciation and amortization

   "CenturyTel's third quarter results reflect excellent growth in revenues and increased operating margins in our core businesses," Glen F. Post, III, President and Chief Executive Officer, said. "CenturyTel's net income and earnings per share growth exceeded 30% during the quarter, while cash flow nearly doubled, rising 88.9%. We were able to bring a greater percentage of incremental revenues to bottom line earnings which enabled CenturyTel to achieve record results this quarter."
--------------------------------------------------------------------------------

     Net income for the quarter rose 32.0% to $54.7 million from $41.4 million. Diluted earnings per share increased 31.1% to $.59 from $.45, and consolidated revenues rose 84.1% to $401.9 million from $218.4 million. Earnings before interest, taxes, depreciation and amortization (EBITDA) grew to $216.5 million from $114.6 million, an 88.9% increase. Acquisitions completed during the past four quarters contributed $162.9 million to revenues and were accretive to earnings during the third quarter.

     "The December 1997 acquisition of Pacific Telecom continues to positively impact our operating results as it has strengthened our market position and accelerated our earnings growth," Post said.

     Telephone revenues grew 125.9% to $275.4 million during the quarter, compared with $121.9 million in third quarter 1997. Telephone operating income increased 119.9% reaching $88.2 million from $40.1 million, and operating cash flow rose 131.3% to $153.5 million from $66.4 million a year ago. CenturyTel's third quarter telephone operating cash flow margin was 55.7% while the operating income margin was 32.0%. The PTI acquisition contributed $139.8 million in revenues to the telephone segment during the quarter. "CenturyTel achieved excellent margins in our wireline operations during the quarter resulting from solid revenue growth combined with the realization of additional acquisition synergies," Post said.

     CenturyTel's wireline operations experienced strong internal access line growth at an annualized rate of 4.6% during the quarter. Demand for second lines contributed 20.8% of CenturyTel's internal access line growth during the period.

     Wireless revenues grew 33.1% to $106.7 million in third quarter 1998, compared with $80.2 million in third quarter 1997. Wireless service revenues rose 32.6% to $104.5 million during the quarter. Wireless operating income surged 33.9%, reaching $36.7 million from $27.4 million, and operating cash flow climbed 38.9% to $52.2 million from $37.6 million a year ago. CenturyTel's third quarter wireless operating cash flow margin was 49.0% (50.0% based on service revenues), and operating income margin was 34.4% (35.1% based on service revenues). The former PTI wireless operations contributed $21.2 million in revenues to the wireless segment during the quarter. "CenturyTel's wireless operations once again achieved excellent results. This is the second consecutive quarter wireless cash flow margins have reached 50%," Post said.

     Average monthly cellular service revenue per user (ARPU) was $59 during third quarter 1998, a 7.8% decrease from $64 a year ago. Cellular net additions were more than 7,600 for the quarter, while the average monthly churn rate was 2.3%.

     Revenues from other operations grew 22.4% to $19.9 million during third quarter 1998, compared with $16.3 million in third quarter 1997. CenturyTel now serves more than 214,500 long distance customers, adding more than 9,800 during the third quarter.

     During the first nine months of 1998, net income, excluding gain on sale or exchange of assets, rose 30.2% to $146.0 million from $112.2 million. Diluted earnings per share, excluding gains, rose 27.6% to $1.57 from $1.23, and consolidated revenues increased 85.1% to $1.2 billion from $627.9 million. Earnings before interest, taxes, depreciation, amortization and gain on sale or exchange of assets (EBITDA) grew to $619.4 million from $320.2 million, a 93.5% increase. "CenturyTel's excellent cash flow generation combined with non-strategic asset dispositions has allowed us to reduce long-term debt by $227 million since year end. Free-cash flow for the first nine months of 1998 increased 100% over 1997," Post said.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; the risks inherent in rapid technological change; the Company's ability to effectively manage its growth, including integrating the operations of Pacific Telecom, Inc. into the Company's operations; the success and expense of the remediation efforts of the Company and/or its vendors in achieving year 2000 compliance; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

     CenturyTel (Century Telephone Enterprises, Inc.) provides integrated communications services including local exchange, wireless, long distance, Internet access and security services to more than two million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 10th largest local exchange telephone company, based on access lines, and the 10th largest cellular company, based on population equivalents owned, in the United States. Visit CenturyTel's corporate website at (www.centurytel.com)


                       CENTURY TELEPHONE ENTERPRISES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (UNAUDITED)


                                                                        INCREASE
In thousands,except per share amounts        1998       1997     (DECREASE)
--------------------------------------------------------------------------

     TELEPHONE OPERATIONS
Operating revenues
  Local service                          $  84,082     33,443      151.4%
  Network access                           159,422     73,385      117.2%
  Other                                     31,893     15,106      111.1%
-------------------------------------------------------------
                                           275,397    121,934      125.9%
-------------------------------------------------------------

Operating expenses
  Plant operations                          62,402     24,971      149.9%
  Customer operations                       22,107     11,931       85.3%
  Corporate and other                       37,436     18,679      100.4%
  Depreciation and
   amortization                             65,242     26,239      148.6%
-------------------------------------------------------------
                                           187,187     81,820      128.8%
-------------------------------------------------------------

Telephone operating income                  88,210     40,114      119.9%
-------------------------------------------------------------

    WIRELESS OPERATIONS

Operating revenues
  Cellular revenues                        104,527     78,839       32.6%
  Equipment sales                            2,135      1,324       61.3%
-------------------------------------------------------------
                                           106,662     80,163       33.1%
-------------------------------------------------------------

Operating expenses
  Cost of equipment sold                     3,784      2,987       26.7%
  System operations                         15,326     12,549       22.1%
  General, administrative and
   customer service                         21,991     15,090       45.7%
  Sales and marketing                       13,312     11,918       11.7%
  Depreciation and
   amortization                             15,556     10,216       52.3%
-------------------------------------------------------------
                                            69,969     52,760       32.6%
-------------------------------------------------------------
Wireless operating income                   36,693     27,403       33.9%
-------------------------------------------------------------

     OTHER OPERATIONS

Operating revenues                          19,890     16,254       22.4%
-------------------------------------------------------------

Operating expenses
  Cost of sales and other                   15,797     13,337       18.4%
  Depreciation and
   amortization                                812        619       31.2%
-------------------------------------------------------------
                                            16,609     13,956       19.0%
-------------------------------------------------------------
Other operating income                       3,281      2,298       42.8%
-------------------------------------------------------------

TOTAL OPERATING INCOME                     128,184     69,815       83.6%

OTHER INCOME (EXPENSE)
  Interest expense                         (41,904)   (11,175)     275.0%
  Income from unconsolidated
   cellular entities                         9,162      8,371        9.4%
  Minority interest                         (3,619)    (1,817)      99.2%
  Other income and expense                   1,159      1,174       (1.3%)
  Income tax expense                       (38,304)   (24,935)      53.6%
 ------------------------------------------------------------

NET INCOME                               $  54,678     41,433       32.0%
=============================================================

EARNINGS PER SHARE
  Basic                                  $    0.60       0.46       30.4%
  Diluted                                $    0.59       0.45       31.1%

SHARES OUTSTANDING
  Basic                                     91,471     90,134        1.5%
  Diluted                                   93,548     91,710        2.0%

DIVIDENDS PER COMMON SHARE               $   0.065     0.0617        5.3%



                       CENTURY TELEPHONE ENTERPRISES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (UNAUDITED)


                                                                        INCREASE
In thousands, except per share amounts       1998       1997     (DECREASE)
--------------------------------------------------------------------------

     TELEPHONE OPERATIONS

Operating revenues
  Local service                          $ 243,664     98,749      146.8%
  Network access                           462,576    217,407      112.8%
  Other                                     94,292     43,298      117.8%
-------------------------------------------------------------
                                           800,532    359,454      122.7%
-------------------------------------------------------------
Operating expenses
  Plant operations                         176,609     73,013      141.9%
  Customer operations                       67,956     34,674       96.0%
  Corporate and other                      116,444     54,916      112.0%
  Depreciation and amortization            194,516     77,241      151.8%
-------------------------------------------------------------
                                           555,525    239,844      131.6%
-------------------------------------------------------------

Telephone operating income                 245,007    119,610      104.8%
-------------------------------------------------------------

    WIRELESS OPERATIONS

Operating revenues
  Cellular revenues                        299,391    216,476       38.3%
  Equipment sales                            6,308      3,996       57.9%
-------------------------------------------------------------
                                           305,699    220,472       38.7%
-------------------------------------------------------------
Operating expenses
  Cost of equipment sold                    11,182     10,373        7.8%
  System operations                         44,211     33,946       30.2%
  General, administrative and
   customer service                         60,435     43,568       38.7%
  Sales and marketing                       40,745     37,345        9.1%
  Depreciation and amortization             45,267     29,488       53.5%
-------------------------------------------------------------
                                           201,840    154,720       30.5%
-------------------------------------------------------------
Wireless operating income                  103,859     65,752       58.0%
-------------------------------------------------------------

     OTHER OPERATIONS

Operating revenues                          55,816     47,986       16.3%
-------------------------------------------------------------

Operating expenses
  Cost of sales and other                   42,373     41,419        2.3%
  Depreciation and amortization              2,505      2,011       24.6%
-------------------------------------------------------------
                                            44,878     43,430        3.3%
-------------------------------------------------------------
Other operating income                      10,938      4,556      140.1%
-------------------------------------------------------------

TOTAL OPERATING INCOME                     359,804    189,918       89.5%

OTHER INCOME (EXPENSE)
  Gain on sale or exchange of assets        49,859     70,121      (28.9%)
  Interest expense                        (126,785)   (33,539)     278.0%
  Income from unconsolidated
   cellular entities                        25,105     21,750       15.4%
  Minority interest                        (10,264)    (3,722)     175.8%
  Other income and expense                   2,454      3,467      (29.2%)
  Income tax expense                      (123,610)   (90,251)      37.0%
-------------------------------------------------------------

NET INCOME                               $ 176,563    157,744       11.9%
=============================================================

EARNINGS PER SHARE
  Basic                                  $    1.93(1)    1.75(1)    10.3%
  Diluted                                $    1.90(2)    1.73(2)     9.8%

SHARES OUTSTANDING
  Basic                                     91,238     89,802        1.6%
  Diluted                                   93,272     91,325        2.1%

DIVIDENDS PER COMMON SHARE               $   0.195     0.1851        5.3%


(1) Includes $.33 and $.51 in 1998 and 1997, respectively, resulting from gain on sale or exchange of assets.
(2) Includes $.33 and $.50 in 1998 and 1997, respectively, resulting from gain on sale or exchange of assets.


                       CENTURY TELEPHONE ENTERPRISES, INC.
                           CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 1998 AND DECEMBER 31, 1997
                                   (UNAUDITED)

                                                SEPT. 30,     DEC. 31,
                                                  1998          1997
---------------------------------------------------------------------
                                                    (in thousands)
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                 $     3,940        26,017
  Other current assets                          214,400       257,463
---------------------------------------------------------------------
    Total current assets                        218,340       283,480
---------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
  Telephone                                   3,414,234     3,295,860
  Wireless                                      421,412       380,218
  Other                                         191,138       169,420
  Accumulated depreciation                   (1,781,339)   (1,586,935)
---------------------------------------------------------------------
    Net property, plant and equipment         2,245,445     2,258,563
---------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired          1,741,491     1,767,352
  Other                                         430,894       400,006
---------------------------------------------------------------------
    Total investments and other assets        2,172,385     2,167,358
---------------------------------------------------------------------

TOTAL ASSETS                                $ 4,636,170     4,709,401
=====================================================================

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt      $    45,015        55,244
  Other current liabilities                     219,884       266,764
---------------------------------------------------------------------
    Total current liabilities                   264,899       322,008

LONG-TERM DEBT                                2,392,685     2,609,541
DEFERRED CREDITS AND OTHER LIABILITIES          509,951       477,580
STOCKHOLDERS' EQUITY                          1,468,635     1,300,272
---------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                $ 4,636,170     4,709,401
=====================================================================

                              CAPITAL EXPENDITURES
                  NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                                                             INC
                                                  1998          1997     (DEC)
---------------------------------------------------------------------

Telephone                                   $   141,963        77,333     83.6%
Wireless                                         42,836        30,451     40.7%
Corporate and other                              24,230        15,560     55.7%
---------------------------------------------------------------------
  Total capital expenditures                $   209,029       123,344     69.5%
=====================================================================

                              CAPITAL EXPENDITURES
                 THREE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                                                             INC
                                                  1998          1997     (DEC)
---------------------------------------------------------------------

Telephone                                   $    63,908        28,106    127.4%
Wireless                                          8,536         5,639     51.4%
Corporate and other                              10,165         2,180    366.3%
---------------------------------------------------------------------
  Total capital expenditures                $    82,609        35,925    129.9%
=====================================================================

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURY TELEPHONE ENTERPRISES, INC.


                                   By: /s/ R. Stewart Ewing
                                       -------------------------
                                       R. Stewart Ewing
                                       Senior Vice President and
                                       Chief Financial Officer